EXHIBIT 99.2

Supplemental Operating and Financial Dates for the Quarter ended September 30, 2004 This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. www.trz.com Trizec

Third Quarter 2004

Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of North America’s largest owners and operators of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 58 office properties totaling approximately 41 million square feet concentrated in the metropolitan areas of seven major U.S. cities. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at www.trz.com.

Table of Contents

Page
Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Consolidated Balance Sheet Information	4
Same-Property Performance	5
Unconsolidated Real Estate Joint Venture Information	6-7
Office Portfolio Analysis	8-13
Property Listing	14-15
Mortgage Debt and Other Loans	16-17
Discontinued Operations	18
2004 Acquisition/Disposition Summary	19
Appendix:
A) Straight Line Adjustment Summary	20
B) Financial Information	21

This report contains forward-looking statements, within the meaning of the federal securities laws, relating to our business and financial outlook which are based on our current expectations, beliefs, projections, forecasts, future plans and strategies, and anticipated events or trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. These forward-looking statements are not guarantees of future performance and financial condition. Forward-looking statements are not historical facts. Instead, such statements reflect estimates and assumptions and are subject to certain risks and uncertainties that are difficult to predict or anticipate. Therefore, actual outcomes and results may differ materially from those projected or anticipated in these forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, without limitation, the risks described in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2004, as the same may be supplemented from time to time. These factors include, without limitation, the following: changes in national and local economic conditions, including those economic conditions in our seven core markets; the extent, duration and strength of any economic recovery; our ability to maintain occupancy and to timely lease or re-lease office space; the extent of any tenant bankruptcies and insolvencies; our ability to sell our non-core office properties in a timely manner; our ability to acquire office properties selectively in our core markets; our ability to maintain REIT qualification and changes to U.S. tax laws that affect REITs; Canadian tax laws that affect treatment of investment in U.S. real estate companies; the competitive environment in which we operate; the cost and availability of debt and equity financing; the effect of any impairment charges associated with asset dispositions or changes in market conditions; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

Investor Information

Third Quarter 2004

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
233 South Wacker Drive, Suite 4600	Fax:	(312) 798-6270
Chicago, IL 60606	Toll Free:	(800) 891-7017

	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Tim Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Bill Tresham	Chief Operating Officer

Research Coverage:
Goldman Sachs	Carey Callaghan	(212) 902-4351
Green Street Advisors	Jim Sullivan	(949) 640-8780
Lehman Brothers	David Shulman / Alexander Goldfarb	(212) 526-3413/5232
Merrill Lynch	Steve Sakwa	(212) 449-0335
Morgan Stanley Dean Witter	Greg Whyte	(212) 761-6331
Wachovia Securities	Christopher Haley / Greg Korondi	(443) 263-6773/6579
Canaccord Capital	Shant Poladian	(416) 869-6595
CIBC World Markets	Rossa O'Reilly / Nelson Mah	(416) 594-7296/8179
Griffiths McBurney	Anoop Prihar	(416) 943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416) 869-8022/8025
Raymond James	Gail Mifsud	(416) 777-7084
RBC Capital Markets	Neil Downey	(416) 842-7835
TD Newcrest	Sam Damiani / Brad Cutsey	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	Morgan Stanley REIT Index
Wilshire REIT Index
Russell 1000 Index

Dividend per share:

	Amount	Declared	Record	Paid
Q1-04:	$0.20	10-Mar	31-Mar	15-Apr
Q2-04:	$0.20	14-Jun	30-Jun	15-Jul
Q3-04:	$0.20	14-Sep	30-Sep	15-Oct

Shares outstanding (September 30, 2004) :	151,912,588

Total Market Cap ($ mil.):	$4,883

Share Activity (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q4-03	Q1-04	Q2-04	Q3-04	9/30/2004
Share Prices:
High	15.97	17.15	17.38	17.55	17.55
Low	12.25	14.98	13.50	15.80	12.25
Close	15.40	17.15	16.26	15.97	15.97

Avg. Daily Vol. (000’s)	260	218	238	278	249

Investor Relations:	Dennis C. Fabro	Trustee:	Mellon Investor Services LLC
	Senior Vice President, Investor Relations		85 Challenger Road
	233 South Wacker Drive, Suite 4600		Ridgefield Park, NJ 07660
	Chicago, IL 60606		Toll Free: (800) 852-0037
	Tel: (312) 798-6290 Fax: (312) 798-6270		e-mail: shrrelations@melloninvestor.com
E-mail: dennis.fabro@trz.com

Financial Highlights

($ 000’s, except per share amounts)

		Three Months Ended			Nine Months Ended
		30-Sep-04	30-Sep-03	% Change	30-Sep-04	30-Sep-03	% Change
Total Consolidated Property Revenues		$172,931	$170,664	1%	$508,477	$511,789	-1%
Operating Expenses		52,787	57,061	-7%	159,567	167,856	-5%
Property Taxes		19,124	20,350	-6%	57,388	61,840	-7%

Property Expenses		$71,911	$77,411	-7%	$216,955	$229,696	-6%

Consolidated Property Revenues Less Property Expenses		$101,020	$93,253	8%	$291,522	$282,093	3%

Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)		13,705	13,658	0%	41,242	42,702	-3%
Property Revenues Less Property Expenses from Discontinued Operations		14,332	25,400	-44%	53,447	83,283	-36%

Total Property Revenues Less Property Expenses		$129,057	$132,311	-2%	$386,211	$408,078	-5%

Net (Loss) Income Available to Common Stockholders		$48,150	$58,822	-18%	$(6,709)	$127,571	NA

Net (Loss) Income Available To Common Stockholders per Weighted Average Common Share Outstanding	Basic	$0.32	$0.39	-19%	$(0.04)	$0.85	NA

	Diluted	$0.31	$0.39	-20%	$(0.04)	$0.85	NA

Funds from Operations Available to Common Stockholders (FFO)[1,2]		$74,537	$88,293	-16%	$77,136	$237,485	-68%

FFO per share	Basic	$0.49	$0.59	-17%	$0.51	$1.58	-68%

	Diluted	$0.49	$0.59	-17%	$0.50	$1.58	-68%

Weighted Average Common Shares Outstanding:
Basic		151,762,294	149,933,043		151,499,708	149,834,920

Diluted — Net Income		153,351,683	150,521,687		151,499,708	150,058,224

Diluted — FFO		153,351,683	150,521,687		152,983,497	150,058,224

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net (loss) income available to common stockholders and net (loss) income available to common stockholders per share, the most directly comparable GAAP measures.

(2)	Effective fourth quarter 2003, the Company adopted the NAREIT definition of FFO and has revised its historical calculation of FFO in accordance with NAREIT’s definition.

Segmented Financial Information
($ 000’s)	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

	Atlanta	Chicago	Dallas	Houston	Los Angeles	New York
Three Months Ended
September 30, 2004
Property revenues	$22,265	18,739	21,859	29,087	18,664	53,497
Property expenses	(8,631)	(8,174)	(10,648)	(12,896)	(8,398)	(23,624)

Property revenues less property expenses	$13,634	10,565	11,211	16,191	10,266	29,873

September 30, 2003
Property revenues	$21,934	17,478	21,991	29,310	16,418	51,501
Property expenses	(8,202)	(8,032)	(12,448)	(12,103)	(7,142)	(23,638)

Property revenues less property expenses	$13,732	9,446	9,543	17,207	9,276	27,863

Nine Months Ended
September 30, 2004
Property revenues	$66,253	55,095	65,135	87,089	46,587	153,233
Property expenses	(25,899)	(24,759)	(33,280)	(39,339)	(21,073)	(64,898)

Property revenues less property expenses	$40,354	30,336	31,855	47,750	25,514	88,335

September 30, 2003
Property revenues	$65,734	52,499	66,851	91,251	48,603	151,782
Property expenses	(26,921)	(24,500)	(37,718)	(39,591)	(21,202)	(64,700)

Property revenues less property expenses	$38,813	27,999	29,133	51,660	27,401	87,082

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Secondary	Total	Corporate
	Washington, D.C.	Markets	Office	& Other	Total
Three Months Ended
September 30, 2004
Property revenues	29,351	30,918	224,380	3,795	$228,175
Property expenses	(10,815)	(16,712)	(99,898)	780	(99,118)

Property revenues less property expenses	18,536	14,206	124,482	4,575	$129,057

September 30, 2003
Property revenues	27,917	43,114	229,663	24,751	$254,414
Property expenses	(11,054)	(21,583)	(104,202)	(17,901)	(122,103)

Property revenues less property expenses	16,863	21,531	125,461	6,850	$132,311

Nine Months Ended
September 30, 2004
Property revenues	86,599	100,657	660,648	27,667	$688,315
Property expenses	(31,939)	(53,237)	(294,424)	(7,680)	(302,104)

Property revenues less property expenses	54,660	47,420	366,224	19,987	$386,211

September 30, 2003
Property revenues	86,495	136,501	699,716	73,717	$773,433
Property expenses	(33,556)	(68,737)	(316,925)	(48,430)	(365,355)

Property revenues less property expenses	52,939	67,764	382,791	25,287	$408,078

Consolidated Balance Sheet Information
Third Quarter 2004

Real Estate

($ 000’s — As of September 30, 2004)

	Properties Held	Properties Held
	for the Long Term	for Disposition	Total
Rental properties	$4,102,364	$495,651	$4,598,015
Properties held for development	24,430	364	24,794
Accumulated depreciation	(575,491)	(88,399)	(663,890)

Real Estate, net	$3,551,303	$407,616	$3,958,919

Rental Properties	Net Book Value
Held for the long term	$3,526,873
Held for disposition[1]	407,252

Total Rental Properties	$3,934,125

Properties Held for Development	Net Book Value
Buckhead Land	$12,796
Other	11,998

Total Properties Held for Development	$24,794

(1)	Properties included in the “Properties Held for Disposition” category are listed on page 18 in the table “Properties Designated as Discontinued Operations in 2004”, excluding properties already disposed.

Other Assets and Investments

($ 000’s — As of September 30, 2004)

Cash and cash equivalents	$75,528
Escrows and restricted cash	57,965
Investment in unconsolidated real estate joint ventures	116,975
Office tenant receivables, net	10,320
Other receivables, net	9,168
Deferred rent receivables, net	146,140
Deferred charges, net	115,988
Prepaid expenses and other assets	172,217

Total Other Assets and Investments	$704,301

Other Liabilities

($ 000’s — As of September 30, 2004)

Trade, construction and tenant improvements payables	$21,335
Accrued interest expense	11,361
Accrued operating expenses and property taxes	92,690
Other accrued liabilities	115,753
Dividends payable	33,175
Taxes payable	43,911

Total Other Liabilities	$318,225

Same-Property Performance
Third Quarter 2004

Same-Property Revenues Less Expenses 1

($ 000’s)

	Three Months Ended				Nine Months Ended
	30-Sep				30-Sep
			Change				Change
	2004	2003	$	%	2004	2003	$	%
Including impact of straight-line rent
Property revenues excl. termination fees	$211,454	$209,423	$2,031	1.0%	$623,757	$624,627	$(870)	-0.1%
Property expenses	(95,336)	(94,146)	(1,190)	1.3%	(278,523)	(281,617)	3,094	-1.1%

Property revenues excl. termination fees less property expenses	$116,118	$115,277	$841	0.7%	$345,234	$343,010	$2,224	0.6%

Excluding impact of straight-line rent
Property revenues excl. termination fees and impact of straight-line rent	$206,010	$202,698	$3,312	1.6%	$605,053	$602,589	$2,464	0.4%
Property expenses	(94,869)	(93,236)	(1,633)	1.8%	(276,579)	(277,029)	450	-0.2%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$111,141	$109,462	$1,679	1.5%	$328,474	$325,560	$2,914	0.9%

Same-Property Occupancy 1

	30-Sep
	2004	2003	Change
Period End	88.1%	86.4%	1.7%
Average - Quarter	87.9%	86.8%	1.1%
Average - YTD	87.5%	87.7%	-0.2%

No. of properties represented: 57

(1)	Including Trizec’s pro rata share of unconsolidated real estate joint ventures and properties held for disposition. Only includes those properties which were owned during the nine months ended September 30, 2004 and September 30, 2003.

Unconsolidated Real Estate Joint Venture Financial Information
Third Quarter 2004

Unconsolidated Real Estate Joint Venture Assets

(As of September 30, 2004)

	Property	Location	Ownership	Occupancy[1]	Total Area	Owned Area
1.	The Grace Building	New York, NY	50%	98.8%	1,518,000	758,000
2.	1411 Broadway	New York, NY	50%	97.6%	1,151,000	574,000
3.	1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
4.	Bank One Center	Dallas, TX	50%	80.6%	1,531,000	765,000
5.	Plaza of the Americas	Dallas, TX	50%	70.3%	1,176,000	588,000
6.	Kellogg Brown & Root Tower	Houston, TX	50%	87.6%	1,048,000	524,000
7.	Marina Towers	Los Angeles, CA	50%	78.2%	381,000	191,000
8.	Waterview Land	Arlington, VA	25%	na	na	na

				87.1%	7,020,000	3,507,000

(1)	Occupancy as shown is weighted on owned area.

Statement of Operations

($ 000’s)

	Three Months Ended September 30, 2004		Nine Months Ended September 30, 2004
	100%	TRZ[2]	100%	TRZ[2]
Property Revenues	$51,971	$25,656	$146,716	$72,968
Expenses
Property Expenses	31,859	11,951	70,667	31,726
Depreciation and Amortization	6,248	4,078	16,779	10,959

Total Expenses	38,107	16,029	87,446	42,685

Interest Expense	(13,635)	(6,780)	(30,368)	(15,164)
Interest and Other Income	274	150	663	347
Loss on early debt retirement	(34)	(18)	(10,184)	(4,922)
Gain on disposition of real estate	0	0	1,080	704

Net Income	$469	$2,979	$20,461	$11,248

Property Revenues Less Property Expenses	$20,112	$13,705	$76,049	$41,242

(2)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information
Third Quarter 2004

Balance Sheets

($ 000’s — As of September 30, 2004)

	100%	TRZ [1]
Assets
Real estate
Rental properties	$670,287	$470,567
Properties held for development	47,164	11,158
Accumulated depreciation	(197,514)	(72,617)

Real estate, net	519,937	409,108
Other assets
Cash & restricted cash	108,885	52,142
Deferred rent receivables, net	55,542	24,493
Deferred charges, net	37,497	23,351
Other	41,616	15,981

Total Assets	$763,477	$525,075

Liabilities
Mortgage debt	$851,113	$420,409
Other liabilities
Accrued operating expenses and property taxes	22,160	7,106
Trade, construction and TI payables	4,259	2,166
Other accrued liabilities	15,798	8,006
Partners’ equity	(129,853)	116,975
Distributions in excess of investment in unconsolidated joint venture	0	(29,587)

Total Liabilities and Equity	$763,477	$525,075

(1) Represents Trizec’s pro rata share of unconsolidated real estate joint ventures.

Properties Held for Development

		100%	TRZ [1]
Waterview	Arlington, VA	$47,164	$11,158

Mortgage and Other Debt Maturities

($ 000’s — As of September 30, 2004)

		Weighted
	Amount	Average Rate
2004	$54,890	4.76%
2005	17,247	4.06%
2006	270	7.92%
2007	17,496	7.52%
2008	7,114	5.53%
Beyond	323,392	5.48%

Total	$420,409	5.42%

Office Portfolio Analysis
Third Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

(As of September 30, 2004)		Geographic Distribution				Occupancy[1]		Gross Rent
	No. of	Total Area		Owned Area		Period	Qtr
	Properties	000's sq. ft.	%	000's sq. ft.	%	End	Average	In-Place[2]	Market[3]
Core Markets
Atlanta	7	4,616	11%	4,616	12%	88.3%	87.8%	$20.50	$17.80
Chicago	4	2,434	6%	2,434	6%	93.5%	94.3%	27.90	27.00
Dallas	4	5,864	14%	4,510	12%	83.8%	83.4%	19.40	17.00
Houston	5	6,169	15%	5,645	15%	83.4%	83.7%	19.90	18.80
Los Angeles Area	5	3,874	9%	3,684	10%	87.0%	86.4%	26.50	29.90
New York Area	7	7,913	19%	6,462	17%	96.6%	96.6%	31.30	36.80
Washington D.C. Area	18	4,436	11%	4,436	12%	92.1%	90.8%	26.30	24.60

Total Core Markets	50	35,306	85%	31,787	84%	89.3%	89.1%	$24.80	$24.80

Total Secondary Markets	8	6,131	15%	6,131	16%	82.4%	82.4%	$18.60	$17.80

Total Office Properties	58	41,437	100%	37,918	100%	88.2%	87.9%	$23.90	$23.70

(1)	Occupancy weighted on owned area.

(2)	Based on Trizec’s owned / occupied area. Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Based on Trizec’s owned area. Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis

Third Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Office Portfolio Leasing Activity

	3-Months Ended		9-Months Ended
	30-Sep-04		30-Sep-04
	Owned Area	Total Area	Owned Area	Total Area
New Leases	938,304	995,671	2,249,522	2,381,686
Renewals	649,055	780,109	2,298,818	2,492,931
Expiries	(1,346,816)	(1,535,151)	(4,206,749)	(4,528,276)

Net	240,543	240,629	341,591	346,341

Weighted-Avg. Term on new/renewal leasing (Yrs.)	6.2	5.9	6.8	6.7

Avg. Rental Rate on new/renewal leasing[1]	$18.80	$19.08	$19.41	$19.80
Avg. Rental Rate on expiring leases[1]	21.18	21.45	21.50	21.94

Rental Rate Change on leasing[1]	($2.38)	($2.37)	($2.09)	($2.14)

	-11.2%	-11.0%	-9.7%	-9.8%

(1)	Per square foot, excludes straight-line rent.

	3-Months Ended			9-Months Ended
	30-Sep-04			30-Sep-04
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Capital Expenditures:
Recurring	$3,333	$732	$4,065	$5,933	$1,229	$7,162
Non-Recurring	1,388	1	1,389	2,869	225	3,094

Total	$4,721	$733	$5,454	$8,802	$1,454	$10,256

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.10	$0.21	$0.10	$0.17	$0.35	$0.19
Non-Recurring	0.04	0.00	0.04	0.08	0.06	0.08

Total	$0.14	$0.21	$0.14	$0.25	$0.41	$0.27

Tenant Installation Costs[2]:
Non-incremental revenue generating	$13,434	$1,591	$15,025	$52,116	$2,934	$55,050
Incremental revenue generating - Space vacant > 12 months	13,373	564	13,937	28,751	1,007	29,758

Total	$26,807	$2,155	$28,962	$80,867	$3,941	$84,808

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$16.40	$8.24	$14.85	$16.83	$10.59	$16.32
Incremental revenue generating	25.18	12.82	24.24	26.47	11.31	25.33

Total	$19.86	$9.09	$18.25	$19.34	$10.77	$18.65

(2)	Based on owned area and office leasing activity at Trizec’s share.

Office Portfolio Analysis

Third Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Scheduled Annual Expirations1,2

(As of September 30, 2004)

Core Markets		2004	2005	2006	2007	2008
Atlanta	sq. ft. 000's	169	619	632	623	487
	% of owned area	3.7%	13.4%	13.7%	13.5%	10.6%
	Rate per sq. ft.	$21.06	$19.22	$21.68	$21.07	$20.34
Chicago	sq. ft. 000's	69	254	271	192	158
	% of owned area	2.8%	10.4%	11.1%	7.9%	6.5%
	Rate per sq. ft.	25.55	28.05	21.73	25.56	24.61
Dallas	sq. ft. 000's	63	383	250	805	235
	% of owned area	1.4%	8.5%	5.5%	17.8%	5.2%
	Rate per sq. ft.	13.94	21.89	19.60	19.31	22.30
Houston	sq. ft. 000's	115	424	314	506	485
	% of owned area	2.0%	7.5%	5.6%	9.0%	8.6%
	Rate per sq. ft.	19.00	20.93	20.61	20.03	23.83
Los Angeles Area	sq. ft. 000's	21	244	590	192	208
	% of owned area	0.6%	6.6%	16.0%	5.2%	5.6%
	Rate per sq. ft.	22.35	25.88	25.09	26.16	24.47
New York Area	sq. ft. 000's	561	722	245	206	358
	% of owned area	8.7%	11.2%	3.8%	3.2%	5.5%
	Rate per sq. ft.	28.67	29.19	39.29	33.38	34.65
Washington D.C. Area	sq. ft. 000's	21	651	286	794	558
	% of owned area	0.5%	14.7%	6.4%	17.9%	12.6%
	Rate per sq. ft.	27.66	24.23	30.86	29.70	32.06
Total Core Markets	sq. ft. 000's	1,019	3,297	2,588	3,318	2,489
	% of owned area	3.2%	10.4%	8.1%	10.4%	7.8%
	Rate per sq. ft.	$25.04	$24.10	$24.81	$23.87	$26.51
Total Secondary Markets	sq. ft. 000's	117	654	480	768	637
	% of owned area	1.9%	10.7%	7.8%	12.5%	10.4%
	Rate per sq. ft.	$20.75	$19.98	$21.55	$22.52	$19.15
Total — Owned Area	sq. ft. 000's	1,136	3,951	3,068	4,086	3,126
	% of owned area	3.0%	10.4%	8.1%	10.8%	8.2%
	Rate per sq. ft.	$24.60	$23.42	$24.30	$23.62	$25.01
Total Area	sq. ft. 000's	1,160	4,142	3,271	4,436	3,312
	% of total area	2.8%	10.0%	7.9%	10.7%	8.0%
	Rate per sq. ft.	$24.61	$24.17	$24.75	$23.38	$25.68

[Additional columns below]

[Continued from above table, first column(s) repeated]

Core Markets		2009	2010	2011	2012	2013
Atlanta	sq. ft. 000's	312	252	536	220	30
	% of owned area	6.8%	5.5%	11.6%	4.8%	0.6%
	Rate per sq. ft.	$20.39	$19.72	$27.11	$32.63	$26.17
Chicago	sq. ft. 000's	26	333	479	122	99
	% of owned area	1.1%	13.7%	19.7%	5.0%	4.1%
	Rate per sq. ft.	21.54	34.06	33.86	32.68	22.25
Dallas	sq. ft. 000's	294	376	195	149	581
	% of owned area	6.5%	8.3%	4.3%	3.3%	12.9%
	Rate per sq. ft.	21.47	22.92	19.31	19.88	19.70
Houston	sq. ft. 000's	224	913	416	434	159
	% of owned area	4.0%	16.2%	7.4%	7.7%	2.8%
	Rate per sq. ft.	21.52	18.47	22.27	25.50	16.70
Los Angeles Area	sq. ft. 000's	201	257	250	583	57
	% of owned area	5.5%	7.0%	6.8%	15.8%	1.5%
	Rate per sq. ft.	28.18	27.84	22.74	25.67	38.32
New York Area	sq. ft. 000's	666	466	159	241	288
	% of owned area	10.3%	7.2%	2.5%	3.7%	4.5%
	Rate per sq. ft.	36.22	36.38	50.19	41.59	45.28
Washington D.C. Area	sq. ft. 000's	590	383	124	183	120
	% of owned area	13.3%	8.6%	2.8%	4.1%	2.7%
	Rate per sq. ft.	28.07	21.56	40.57	25.93	38.78
Total Core Markets	sq. ft. 000's	2,313	2,980	2,159	1,932	1,334
	% of owned area	7.3%	9.4%	6.8%	6.1%	4.2%
	Rate per sq. ft.	$27.84	$24.89	$28.94	$28.43	$27.71
Total Secondary Markets	sq. ft. 000's	959	335	191	48	165
	% of owned area	15.6%	5.5%	3.1%	0.8%	2.7%
	Rate per sq. ft.	$14.70	$16.79	$18.34	$17.22	$22.40
Total — Owned Area	sq. ft. 000's	3,272	3,315	2,350	1,980	1,499
	% of owned area	8.6%	8.7%	6.2%	5.2%	4.0%
	Rate per sq. ft.	$23.99	$24.07	$28.08	$28.16	$27.13
Total Area	sq. ft. 000's	3,515	3,680	2,487	2,266	1,805
	% of total area	8.5%	8.9%	6.0%	5.5%	4.4%
	Rate per sq. ft.	$24.75	$24.89	$28.02	$29.59	$29.84

(1)	% of owned area expiring represents the percentage in each respective market.

(2)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

Office Portfolio Analysis

Third Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Scheduled Quarterly Expirations1,2

(As of September 30, 2004)

Core Markets		Q4-04	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005
Atlanta	sq. ft. 000's	169	169	217	226	85	91	619
	% of owned area	3.7%	3.7%	4.7%	4.9%	1.8%	2.0%	13.4%
	Rate per sq. ft.	$21.06	$21.06	$18.22	$18.99	$19.72	$21.72	$19.22
Chicago	sq. ft. 000's	69	69	155	45	46	8	254
	% of owned area	2.8%	2.8%	6.4%	1.8%	1.9%	0.3%	10.4%
	Rate per sq. ft.	25.55	25.55	28.22	29.74	24.66	34.81	28.05
Dallas	sq. ft. 000's	63	63	67	152	32	132	383
	% of owned area	1.4%	1.4%	1.5%	3.4%	0.7%	2.9%	8.5%
	Rate per sq. ft.	13.94	13.94	20.66	17.45	16.63	28.91	21.89
Houston	sq. ft. 000's	115	115	176	103	81	64	424
	% of owned area	2.0%	2.0%	3.1%	1.8%	1.4%	1.1%	7.5%
	Rate per sq. ft.	19.00	19.00	21.55	19.59	21.79	20.26	20.93
Los Angeles Area	sq. ft. 000's	21	21	70	65	26	83	244
	% of owned area	0.6%	0.6%	1.9%	1.8%	0.7%	2.3%	6.6%
	Rate per sq. ft.	22.35	22.35	22.12	26.09	28.39	28.10	25.88
New York Area	sq. ft. 000's	561	561	433	102	155	32	722
	% of owned area	8.7%	8.7%	6.7%	1.6%	2.4%	0.5%	11.2%
	Rate per sq. ft.	28.67	28.67	25.67	34.06	34.21	36.95	29.19
Washington D.C. Area	sq. ft. 000's	21	21	52	372	143	84	651
	% of owned area	0.5%	0.5%	1.2%	8.4%	3.2%	1.9%	14.7%
	Rate per sq. ft.	27.66	27.66	26.33	20.60	32.30	25.27	24.23
Total Core Markets	sq. ft. 000's	1,019	1,019	1,170	1,065	568	494	3,297
	% of owned area	3.2%	3.2%	3.7%	3.4%	1.8%	1.6%	10.4%
	Rate per sq. ft.	$25.04	$25.04	$23.54	$21.72	$27.76	$26.33	$24.10
Total Secondary Markets	sq. ft. 000's	117	117	201	112	257	84	654
	% of owned area	1.9%	1.9%	3.3%	1.8%	4.2%	1.4%	10.7%
	Rate per sq. ft.	$20.75	$20.75	$16.96	$16.14	$23.23	$22.43	$19.98
Total — Owned Area	sq. ft. 000's	1,136	1,136	1,371	1,177	825	578	3,951
	% of owned area	3.0%	3.0%	3.6%	3.1%	2.2%	1.5%	10.4%
	Rate per sq. ft.	$24.60	$24.60	$22.57	$21.19	$26.35	$25.76	$23.42
Total Area	sq. ft. 000's	1,160	1,160	1,443	1,212	885	602	4,142
	% of total area	2.8%	2.8%	3.5%	2.9%	2.1%	1.5%	10.0%
	Rate per sq. ft.	$24.61	$24.61	$23.29	$21.65	$27.83	$25.96	$24.17

(1)	% of owned area expiring represents the percentage in each respective market.

(2)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

Office Portfolio Analysis

Third Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Market Distribution1

	Three Months Ended	Nine Months Ended
	30-Sep-04	30-Sep-04
Core Markets:
Atlanta	11%	11%
Chicago	9%	8%
Dallas	9%	9%
Houston	13%	13%
Los Angeles Area	8%	7%
New York Area	24%	24%
Washington D.C. Area	15%	15%

Total Core Markets	89%	87%

Total Secondary Markets	11%	13%

Total	100%	100%

(1)	Based on property revenues less property expenses.

Top 10 Assets

(As of September 30, 2004)

			% of Net
		%owned area	Rent[1]
Allen Center	Houston, TX	8%	9%
One New York Plaza	New York, NY	6%	8%
The Grace Building (50%)	New York, NY	2%	4%
Newport Tower	Jersey City, NJ	3%	3%
Galleria Towers	Dallas, TX	4%	3%
Ernst & Young Plaza	Los Angeles, CA	3%	3%
1411 Broadway (50%)	New York, NY	1%	3%
Renaissance Tower	Dallas, TX	5%	3%
Metropolitan Square	St. Louis, MO	3%	3%
One Alliance Center	Atlanta, GA	1%	3%

(1)	Based on property revenues excluding termination fees less property expenses.

Office Portfolio Analysis
Third Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Tenant Mix by Industry

(As of September 30, 2004)

Industry	% of owned area
Banking / Securities Brokers	18%
Legal Services	12%
Computers / Communications	7%
Misc. Business Services	7%
Oil and Gas	7%
Insurance / Non Bank Financial	6%
Wholesalers / Retailers	5%
Government	5%
Engineering and Architectural	4%
Transportation	3%

Number of tenants:	2,200
Average remaining lease term (years):	5.6

Top 20 Tenants

(As of September 30, 2004)

		% of Gross
Tenant	% owned area	Rent[1]
Wachovia Securities Financial Holdings	3.8%	4.3%
GSA	2.1%	2.7%
Bank of America	2.4%	2.2%
Goldman Sachs	1.5%	2.2%
Continental Airlines	2.0%	1.6%
Devon Energy	1.4%	1.6%
Ernst & Young	0.9%	1.6%
Fried, Frank, Harris	0.9%	1.5%
The Capital Group	0.9%	1.2%
JP Morgan Chase	0.8%	1.0%
Amerada Hess	0.9%	1.0%
Time Warner	0.4%	1.0%
Jones Apparel Group	0.5%	0.9%
NYC Economic Development	0.7%	0.9%
Allstate Insurance	0.7%	0.8%
Bryan Cave LLP	0.5%	0.8%
Kellogg, Brown & Root	1.0%	0.8%
Sheppard, Mullin, Richter	0.5%	0.8%
Coudert Brothers	0.4%	0.8%
Merrill Lynch	0.5%	0.7%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.

Lease Stratification

	Occupied		No. of
Lease Size (sq. ft.)	Area[1]	%	Leases[2]	%
0-2,500	1,235,000	3.4%	1,116	41.3%
2,501-5,000	1,796,000	4.9%	493	18.2%
5,001-10,000	2,979,000	8.2%	419	15.5%
10,001-25,000	5,921,000	16.2%	377	13.9%
25,001-50,000	5,808,000	15.9%	170	6.3%
50,001-100,000	4,438,000	12.2%	64	2.4%
100,001 +	14,316,000	39.2%	66	2.4%

Total	36,493,000	100.0%	2,705	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants, as some tenants operate under multiple leases.

Property Listing
Third Quarter 2004

Property Listing

(As of September 30, 2004)

		Total area	Owned area
Name (Ownership)[1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]
Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	94.0%
Colony Square	Atlanta, GA	837,000	837,000	83.1%
The Palisades	Atlanta, GA	627,000	627,000	86.2%
Newmarket Business Park	Atlanta, GA	617,000	617,000	88.5%
One Alliance Center	Atlanta, GA	558,000	558,000	99.1%
Lakeside Centre	Atlanta, GA	518,000	518,000	79.3%
Midtown Plaza	Atlanta, GA	504,000	504,000	86.1%

Total — Atlanta	(7 properties)	4,616,000	4,616,000	88.3%
Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	96.7%
10 South Riverside	Chicago, IL	685,000	685,000	83.5%
120 South Riverside	Chicago, IL	685,000	685,000	99.1%
550 West Washington	Chicago, IL	372,000	372,000	95.7%

Total — Chicago	(4 properties)	2,434,000	2,434,000	93.5%
Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	83.7%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	80.6%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	91.3%
Plaza of the Americas (50%)	Dallas, TX	1,176,000	588,000	70.3%

Total — Dallas	(4 properties)	5,864,000	4,510,000	83.8%
Houston
Allen Center	Houston, TX	3,184,000	3,184,000	84.6%
Cullen Center
Continental Center I	Houston, TX	1,098,000	1,098,000	79.5%
Continental Center II	Houston, TX	449,000	449,000	88.6%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	87.6%
500 Jefferson	Houston, TX	390,000	390,000	73.1%

Total — Houston	(5 properties)	6,169,000	5,645,000	83.4%
Los Angeles Area
Bank of America Plaza	Los Angeles, CA	1,422,000	1,422,000	90.7%
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	86.1%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	78.2%
Landmark Square	Long Beach, CA	443,000	443,000	84.9%
Shoreline Square	Long Beach, CA	383,000	383,000	83.2%

Total — Los Angeles Area	(5 properties)	3,874,000	3,684,000	87.0%

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]
New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	99.6%
The Grace Building (50%)	New York, NY	1,518,000	758,000	98.8%
1411 Broadway (50%)	New York, NY	1,151,000	574,000	97.6%
110 William Street	New York, NY	868,000	868,000	96.6%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	80.5%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,038,000	1,038,000	97.2%

Total — New York Area	(7 properties)	7,913,000	6,462,000	96.6%
Washington, D.C. Area
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	97.4%
Watergate Office Building	Washington, D.C.	261,000	261,000	93.2%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	99.4%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	76.3%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	93.7%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.3%

Washington, D.C.	(7 properties)	1,415,000	1,415,000	93.6%

Bethesda Crescent	Bethesda, MD	269,000	269,000	82.7%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	83.3%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	85.5%
Silver Spring Centre	Silver Spring, MD	216,000	216,000	98.7%

Suburban Maryland	(4 properties)	1,338,000	1,338,000	86.8%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	92.5%
Two Ballston Plaza	Arlington, VA	223,000	223,000	95.7%
1550 Wilson Boulevard	Arlington, VA	134,000	134,000	99.1%
1560 Wilson Boulevard	Arlington, VA	128,000	128,000	91.2%
Reston Unisys	Reston, VA	238,000	238,000	100.0%
One Reston Crescent	Reston, VA	185,000	185,000	100.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	91.6%

Northern Virginia	(7 properties)	1,683,000	1,683,000	95.1%

Total — Washington, D.C. Area	(18 properties)	4,436,000	4,436,000	92.1%

Total — Core Markets	(50 properties)	35,306,000	31,787,000	89.3%

Property Listing
Third Quarter 2004

Property Listing

(As of September 30, 2004)

		Total area	Owned area
Name (Ownership)[1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]
Secondary Markets
Bank of America Plaza	Charlotte, NC	891,000	891,000	98.3%
First Citizens Plaza	Charlotte, NC	477,000	477,000	84.6%
Gateway Center	Pittsburgh, PA	1,468,000	1,468,000	82.5%
Metropolitan Square	St. Louis, MO	1,041,000	1,041,000	86.8%
250 West Pratt Street	Baltimore, MD	368,000	368,000	76.0%
Bank of America Plaza	Columbia, SC	303,000	303,000	88.7%
Northstar Center	Minneapolis, MN	813,000	813,000	60.4%
Williams Center I & II	Tulsa, OK	770,000	770,000	80.7%

Total — Secondary Markets	(8 properties)	6,131,000	6,131,000	82.4%

Total – Office Properties	(58 properties)	41,437,000	37,918,000	88.2%

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Occupancy as shown is weighted on owned area.

Mortgage Debt and Other Loans

Third Quarter 2004	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Mortgage and Other Debt     (As of September 30, 2004)

	Weighted average	Weighted average	Outstanding
	term to maturity	interest rates	balance
Collateralized Property Loans			($000’s )
At fixed rates	5.2 yrs	6.39%	$2,073,358
At variable rates	—	—	—

Total	5.2 yrs	6.39%	$2,073,358
Other Loans
At fixed rates	2.9 yrs	3.56%	$383,695
At variable rates	—	—	—

Total	2.9 yrs	3.56%	$383,695

Total	4.9 yrs	5.95%	$2,457,053

Fixed vs Variable Rate Debt

(As of September 30, 2004)

Credit Facilities     (As of September 30, 2004)

($ 000’s)

	Available	Drawn	Undrawn
Operating facilities	$631,243	$365,000	$266,243

Secured vs Unsecured Debt

(As of September 30, 2004)

Mortgage and Other Debt Maturities     (As of September 30, 2004)

($ 000’s)	2004	2005	2006	2007	2008	Beyond	Total
Total maturities	$6,109	72,798	431,264	462,797	514,464	969,621	$2,457,053

Average rate:	6.29%	6.64%	7.05%	4.08%	6.56%	5.97%	5.95%

Financial Ratios

(a) Interest Coverage	2.4x
(b) Fixed Charge Coverage	2.0x
(c) Debt to Total Book Capitalization	57%

Financial Ratio Definitions:

(a)	Operating income plus depreciation and amortization plus provision for loss on real estate and provision for loss on investment, divided by interest expense.

(b)	Operating income plus depreciation and amortization plus provision for loss on real estate and provision for loss on investment, divided by interest expense plus regular amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans
Third Quarter 2004

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V2	Date	Rate	Balance	Maturity
(As of September 30, 2004)				($ 000's)	(Years)
Consolidated Debt
CMBS Transaction
Class A-2	F	15-May-11	6.09%	61,761	6.6
Class A-3 FL	V	15-Mar-08	1.98%	91,884	3.5
Class A-3	F	15-Mar-08	6.21%	78,900	3.5
Class A-4	F	15-May-11	6.53%	240,600	6.6
Class B-3 FL	V	15-Mar-08	2.13%	16,886	3.5
Class B-3	F	15-Mar-08	6.36%	14,500	3.5
Class B-4	F	15-May-11	6.72%	47,000	6.6
Class C-3	F	15-Mar-08	6.52%	101,400	3.5
Class C-4	F	15-May-11	6.89%	45,600	6.6
Class D-3	F	15-Mar-08	6.94%	106,100	3.5
Class D-4	F	15-May-11	7.28%	40,700	6.6
Class E-3	F	15-Mar-08	7.25%	73,300	3.5
Class E-4	F	15-May-11	7.60%	32,300	6.6

	Pre-swap:		6.15%	950,931	5.0
	Post-swap[3]:		6.60%	950,931	5.0
Renaissance Tower	F	Jan-10	4.98%	92,000	5.3
Ernst & Young Plaza	F	Feb-14	5.07%	119,041	9.3
One New York Plaza	F	May-06	7.27%	232,889	1.6
2000 L Street, N.W.	F	Aug-07	6.26%	56,100	2.8
Watergate Office Building	F	Feb-07	8.02%	17,118	2.4
1400 K Street, N.W.	F	May-06	7.20%	21,340	1.6
Bethesda Crescent	F	Jan-08	7.10%	32,592	3.3
Bethesda Crescent	F	Jan-08	6.70%	2,700	3.3
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,372	3.9
Two Ballston Plaza	F	Jun-08	6.91%	26,500	3.7
Sunrise Tech Park	F	Jan-06	6.75%	22,900	1.3
Gateway Center	F	Sep-10	8.50%	39,838	5.9
Metropolitan Square	F	Jan-08	7.05%	83,599	3.3
250 West Pratt Street	F	Apr-05	6.77%	28,629	0.5
Bank of America Plaza (Columbia)	F	Mar-05	6.90%	19,993	0.4
Bank of America Plaza (Los Angeles)	F	Sep-14	5.31%	242,000	9.9
One Alliance Center	F	Jul-13	4.78%	68,816	8.8
Unsecured Credit Facility	V4	Jun-07	3.43%	365,000	2.7
Other — Fixed	F		6.01%	18,695	6.4

Total Consolidated Debt			5.95%	2,457,053	4.9

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V2	Date	Rate	Balance	Maturity
(As of September 30, 2004)				($ 000's)	(Years)
Unconsolidated Joint Venture Mortgage Debt
Bank One Center (50%)	V	Dec-04	4.76%	54,831	0.2
Marina Towers (50%)	F	Aug-07	7.92%	15,181	2.8
The Grace Building (50%)	F	Jul-14	5.54%	190,119	9.8
World Apparel Center (50%)	F	Jul-14	5.50%	109,281	9.8
1460 Broadway (50%)	V	May-05	3.19%	12,475	0.7
Waterview (25%)	V	Sep-05	6.25%	4,522	0.9
Plaza of the Americas (50%)	F	Jul-11	5.12%	34,000	6.8

Total Unconsolidated Joint Venture Mortgage Debt			5.42%	420,409	7.7

Total Mortgage and Other Debt			5.87%	2,877,462	5.3

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$108.8 million of the 7-year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus various spreads to 5.96% fixed rate.

(4)	$365 million of the drawn revolving credit facility has been notionally swapped from LIBOR plus various spreads to a fixed rate of 3.05% plus various spreads.

Discontinued Operations
Third Quarter 2004

Properties Designated as Discontinued Operations in 20041

Property	Location	Date Sold
Hollywood & Highland Retail/Hotel	Los Angeles, CA	27-Feb-04
1441 Main Street	Columbia, SC	24-Jun-04
St. Louis Place	St. Louis, MO	30-Jun-04
Borden Building	Columbus, OH	30-Jul-04
Park Central I	Dallas, TX	20-Aug-04
1333 Main Street	Columbia, SC	27-Aug-04
Capital Center II & III	Sacramento, CA	22-Sep-04
3700 Bay Area Blvd	Houston, TX	28-Sep-04
Lakeside Centre	Atlanta, GA	—
Newmarket Business Park	Atlanta, GA	—
Bank of America Plaza	Columbia, SC	—
Williams Center I & II	Tulsa, OK	—
250 West Pratt	Baltimore, MD	—
110 William Street	New York, NY	—
Silver Spring Centre	Silver Spring, MD	—
Gateway Center	Pittsburgh, PA	—
Shoreline Square	Long Beach, CA	—

Properties Designated as Discontinued Operations in 2003

Property	Location	Date Sold
Goddard Corporate Park	Lanham, MD	25-Feb-03
Rosslyn Gateway	Arlington, VA	14-Mar-03
Clark Tower	Memphis, TN	6-Aug-03
Esperante Office Building	West Palm Beach, FL	25-Sep-03
Minnesota Center	Minneapolis, MN	15-Oct-03
9800 La Cienega	Los Angeles, CA	19-Nov-03
Park Central II	Dallas, TX	15-Dec-03
Desert Passage	Las Vegas, NV	22-Dec-03

Statement of Operations1

	Three Months Ended		Nine Months Ended
($ 000's)	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
Property revenue	$29,588	$55,430	$106,870	$176,555
Expenses
Property expenses	15,256	30,030	53,423	93,272
Depreciation and amortization	4,244	12,186	20,653	37,660

Total expenses	$19,500	$42,216	$74,076	$130,932

Interest expense	(2,011)	(8,274)	(12,743)	(27,581)
Interest and other income	175	308	3,472	1,200
Recovery (Provision) for loss on discontinued real estate	9,613	(3,572)	(108,988)	(18,164)
Gain on disposition of real estate	18,233	20,182	47,841	28,708

Net Income (Loss)	$36,098	$21,858	$(37,624)	$29,786

Property revenue less property expense	$14,332	$25,400	$53,447	$83,283

(1)	For properties that have been designated as Discontinued Operations in 2004, prior year comparatives have been restated to include the results of these properties.

2004 Acquisition / Disposition Summary
Third Quarter 2004

Acquisitions

		Total	Acquired	Gross	Price	Mortgage	Closing
Property	Location	Area	Area	Purchase Price	PSF	Debt	Date
		(sq. ft.)	(sq. ft.)	($ mil.)		($ mil.)
Bank of America Plaza	Los Angeles, CA	1,422,000	1,422,000	$435.0	$306	$242.0	27-Aug-04

Dispositions

		Total	Owned	Gross	Property	Sale	Closing
Property	Location	Area	Area	Proceeds[1]	Debt	Proceeds	Date
		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)	($ mil.)
151 Front Street West	Toronto, ON	272,000	272,000	$58.9	$(20.4)	$38.5	15-Jan-04
Hollywood & Highland Retail	Los Angeles, CA	645,000	645,000	115.0	(140.1)[2]	(25.1)	27-Feb-04
Hollywood & Highland Hotel	Los Angeles, CA	600,000	546,000	86.0	(79.0)[3]	7.0	27-Feb-04
Plaza of the Americas[4]	Dallas, TX	1,176,000	588,000	48.0	—	48.0	18-May-04
1441 Main Street	Columbia, SC	274,000	274,000	27.0	—	27.0	24-Jun-04
St. Louis Place	St. Louis, MO	337,000	337,000	30.2	—	30.2	30-Jun-04
Borden Building	Columbus, OH	569,000	569,000	29.0	—	29.0	30-Jul-04
Park Central I	Dallas, TX	128,000	128,000	4.8	—	4.8	20-Aug-04
1333 Main Street	Columbia, SC	225,000	225,000	12.4	—	12.4	27-Aug-04
Capital Center II & III	Sacramento, CA	529,000	529,000	69.5	—	69.5	22-Sep-04
3700 Bay Area Blvd	Houston, TX	399,000	399,000	42.0	—	42.0	28-Sep-04

Properties		5,154,000	4,512,000	$522.8	($239.5)	$283.3

Waterview land[5]	Arlington, VA	NA	NA	$24.8	$(11.5)	$13.3	30-Apr-04
Woodbridge land	Woodbridge, VA	NA	NA	15.4	—	15.4	14-Jun-04
Other		NA	NA	1.1	—	1.1	10-May-04

Land and Other		NA	NA	$41.3	($11.5)	$29.8

Total Dispositions		5,154,000	4,512,000	$564.1	($251.0)	$313.1

(1)	Gross proceeds before selling costs.

(2)	Does not include purchaser assumed debt of $38.6 million.

(3)	Does not include purchaser assumed debt of $2.5 million and forgiveness of debt of $1.2 million.

(4)	Sold a 50% joint venture interest of the previously wholly owned asset. Retained 50% interest.

(5)	Reduced ownership interest in the joint venture from 80% to 25%.

Appendix A
Third Quarter 2004

Straight-Line Adjustment Summary

	Three Months Ended		Nine Months Ended
	30-Sep-04	30-Sep-03	30-Sep-04	30-Sep-03
Continuing Operations	$4,063	$5,509	$12,434	$15,914
Discontinued Operations	735	375	3,588	2,287
Pro Rata Share of Unconsolidated JV’s	947	1,201	2,694	2,382

Total	$5,745	$7,085	$18,716	$20,583

Appendix B
Third Quarter 2004

Trizec Properties, Inc.
Financial Information

(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)